Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In Re. LUCIRA HEALTH, INC.,	§	Case No. 23-10242
§
§
Debtor(s)	§
☐ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 02/28/2023	Petition Date: 02/22/2023

Months Pending: 0	Industry Classification: 3 3 9 1

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		61

Debtor’s Full-Time Employees (as of date of order for relief):		61

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Ashley E. Jacobs	Ashley E. Jacobs
Signature of Responsible Party	Printed Name of Responsible Party

03/22/2023
Date	1000 N. King Street Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$6,159,900

b.	Total receipts (net of transfers between accounts)	$583,953	$583,953

c.	Total disbursements (net of transfers between accounts)	$1,609,605	$1,609,605

d.	Cash balance end of month (a+b-c)	$5,134,248

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$1,609,605	$1,609,605

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$386,666

b.	Accounts receivable over 90 days outstanding (net of allowance)	$147,211

c.	Inventory (Book Market Other (attach explanation))	$44,153,575

d	Total current assets	$61,409,523

e.	Total assets	$130,739,325

f.	Postpetition payables (excluding taxes)	$239,203

g.	Postpetition payables past due (excluding taxes)	$1,007

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$239,203

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$2,201,566

m.	Prepetition unsecured debt	$78,724,968

n.	Total liabilities (debt) (j+k+l+m)	$81,165,737

o.	Ending equity/net worth (e-n)	$49,573,588

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$2,660,172

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$5,757,227

c.	Gross profit (a-b)	$-3,097,055

d.	Selling expenses	$241,212
e.	General and administrative expenses	$3,290,115

f.	Other expenses	$206

g.	Depreciation and/or amortization (not included in 4b)	$583,193

h.	Interest	$-16,437

i.	Taxes (local, state, and federal)	$102,641

j.	Reorganization items	$0

k.	Profit (loss)	$-7,297,985	$-7,297,985

UST Form 11-MOR (12/01/2021)	2

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/01/2021)	3

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

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UST Form 11-MOR (12/01/2021)	4

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
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UST Form 11-MOR (12/01/2021)	5

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

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UST Form 11-MOR (12/01/2021)	6

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

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c.	All professional fees and expenses (debtor & committees)

UST Form 11-MOR (12/01/2021)	7

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$38,984	$38,984

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Richard Narido	Richard Narido
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	03/22/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

UST Form 11-MOR (12/01/2021)	10

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

UST Form 11-MOR (12/01/2021)	11

Debtor's Name LUCIRA HEALTH, INC.,	Case No. 23-10242

UST Form 11-MOR (12/01/2021)	12

Cash Receipts & Disbursements

Beginning cash Balance		$6,583,640.14

Receipts
	Revenue	$652,308.64
	Other	$1,360.90
	Other Receipts - Refunds	$985.43

	Total Receipts	$654,654.97

Operating Disbursements
	Payroll & Benefits	$721,989.76
	Facility Disbursements	$130.61
	Critical Vendor - Inventory Disbursements	$861,016.85
	Other	$29,601.59
	Freight Disbursements	$35,038.21
	Bank Fees/Charges	$2,073.63
	Credit Card Payment	$105,987.94
	Restructuring	$275,000.00

	Total Disbursements	$2,030,838.59

	Net Cash Flow	$(1,376,183.62)

	Ending Cash Balance	$5,207,456.52

Lucira Health, Inc.

Balance Sheet

End of Feb 2023

Financial Row	Amount
ASSETS
Current Assets
Bank
1010 - Silicon Valley Bank Checking	$910,373
1020 - SVB Cash Sweep Account	$1,880,626

Total Bank	$2,790,999
Accounts Receivable
1100 - Accounts Receivable (A/R)	$386,666
1110 - Unbilled Receivables	$28,551
1115 - Other Receivable	$500,400
1130 - Receivables - Jabil DR	$8,626,611
1190 - Allowance for Accounts Receivable	$(148,112)

Total Accounts Receivable	$9,394,116
Other Current Asset
1300 - Inventory
1310 - Raw Materials	$50,197,967
1315 - WIP	$21,769,726
1320 - Finished Goods	$6,055,009
1325 - Inventory In Transit	$5,808,856
1335 - Capitalized inventory variances	$9,462,034
1340 - Capitalized inventory overhead	$11,960,789
1399 - Inventory Reserve	$(66,161,076)
1420 - Consigned Inventory Consumed Not Credited	$5,060,270

Total - 1300 - Inventory	$44,153,575
1400 - Prepaid Taxes & Expenses	$608,303
1401 - Advances Paid	$564,946
1410 - Prepaid Insurance	$2,703,194
1415 - Undeposited Funds	$108,024
1416 - Undeposited Funds - Amazon	$147,019
1417 - Undeposited funds - Amazon Reserve	$144,903
1430 - Restricted Cash	$400,000
1440 - Deposits ST	$391,538
1445 - GST/HST Receivable	$2,906

Total Other Current Asset	$49,224,407

Total Current Assets	$61,409,523

Fixed Assets
1500 - Fixed Assets
1510 - Property & Equipment	$32,058,985
1520 - Furniture & Fixtures	$2,262,184
1530 - Leasehold Improvements	$2,255,630

Total - 1500 - Fixed Assets	$36,576,798
1600 - Intangible Assets
1620 - Software Development/Licenses	$1,512,288
1740 - Accumulated Amortization Software Development/Licenses	$(790,500)

Total - 1600 - Intangible Assets	$721,788
1700 - Accumulated Depreciation
1710 - Accumulated Depreciation Property & Equipment	$(10,317,292)
1720 - Accumulated Depreciation Furniture & Fixtures	$(426,044)
1730 - Accumulated Amortization Leasehold Improvements	$(1,548,505)

Total - 1700 - Accumulated Depreciation	$(12,291,841)
1800 - Construction In Progress (CIP)	$25,651,372

Total Fixed Assets	$50,658,117
Other Assets

1610 - Patent	$5,644
1615 - Accumulated Amortization - Patent	$(5,644)
1900 - Deposits	$169,826
1910 - Right of Use Asset	$18,591,220
1915 - Right of Use Asset - Contra Deferred Asset	$(2,032,610)
1920 - Long Term Restricted Cash	$1,943,250

Total Other Assets	$18,671,686

Total ASSETS	$130,739,325

Liabilities & Equity
Current Liabilities
Accounts Payable
2000 - Accounts Payable (A/P)	$42,032,243

Total Accounts Payable	$42,032,243
Credit Card
2145 - SVB Corporate Credit Card 6261	$5,502,564
2150 - SVB Corporate Credit Card Control 1649	$(5,369,847)

Total Credit Card	$132,717
Other Current Liability
2010 - Operating Lease Liability - ST	$2,713,372
2106 - FSA Payable	$15,632
2107 - HSA Payable	$1,151
2108 - Benefits clearing account	$180
2109 - ESPP	$(610)
2160 - Accrued Purchases	$1,818,542
2165 - Accrued Open POs	$11,426,387
2200 - Accrued Liabilities	$4,900,352
2220 - Accrued Payroll	$25,674
2240 - Accrued Sales & Use Tax	$110,203
2245 - State Income Tax Payable	$(6,314)
2250 - Sales Taxes Payable Amazon Canada	$90
2251 - Canada Quebec Tax Payable	$340
2252 - MB RST Tax Payable	$(99)
2253 - SK PST Tax Payable	$(10)
2255 - BC PST Tax Payable	$(1)
2260 - Sales Tax Payable Avalara	$652,371
2262 - GST/HST Payable	$1,402,959
2280 - Sales Return Allowance	$11,478
2290 - Accrued Warranty Liability	$51,232

Total Other Current Liability	$23,122,929

Total Current Liabilities	$65,287,889
Long Term Liabilities
2560 - Operating Lease Liability - LT	$15,877,847

Total Long Term Liabilities	$15,877,847
Equity
Equity
3100 - Common Stock	$40,898
3150 - Additional Paid In Capital Common Stock	$327,516,264
3900 - Retained Earnings	$(265,806,472)
Net Income	$(12,177,101)

Total Equity	$49,573,589

Total Liabilities & Equity	$130,739,325

Lucira Health, Inc.

Trended Income Statement

Feb 2023

Financial Row	Feb 2023 Amount
Ordinary Income/Expense
Income
4010 - Grant Revenue	$28,551
4110 - Revenue - All in One Covid-19 Test Kit	$2,862,892
4130 - Revenue Adjustment	$2,575
4700 - Sales Discounts - Amazon	$(596)
4710 - Sales Discounts - Shopify	$(233,067)
4715 - Early Pay Cash discount	$(183)

Total - Income	$2,660,172
Cost Of Sales
5000 - Cost of Goods Sold
5110 - COGS - All in One Covid-19 Test Kit	$2,257,376
5210 - Gain/loss	$0
5270 - Customer return variance	$1,815
5280 - Outbound Freight	$305,808
5285 - Freight In - Inventory	$21,782
5290 - Direct Costs	$222,668
5300 - Purchase Price Variance	$0
5310 - Production quantity variance	$(97,016)
5320 - Production price variance	$112,335
5330 - Inventory cost revaluation	$—
5340 - Scrap	$555,157
5350 - Inventory count discrepancy	$—
5370 - Overhead Allocation	$1,572,441
5385 - Capitalized Variances	$804,862

Total - 5000 - Cost of Goods Sold	$5,757,227

Total - Cost Of Sales	$5,757,227

Gross Profit	$(3,097,055)
Expense
6000 - Salary and Fringe Benefits
6010 - Salary	$1,108,050
6091 - Direct Labor	$11,738
6110 - Vacation Pay	$—
6145 - Commission	$25,065
6150 - Employee Health Insurance	$218,659
6155 - Employee Vision Insurance	$3,103
6160 - Employee Dental Insurance	$16,071
6170 - Employee Life and Disability	$15,306
6180 - Other Fringe Benefits	$15,572
6190 - Workers Comp	$9,451
6210 - Payroll Taxes	$103,941
6220 - Payroll processing fee	$7,803
6230 - Training/Education	$110
6240 - Employee relations	$202
6260 - Stock based compensation	$214,978

Total - 6000 - Salary and Fringe Benefits	$1,750,047
6300 - Professional Fees
6310 - Accounting/Finance	$68,005
6330 - IT Consultants	$23,327
6340 - Consultants	$338,274
6350 - Other Professional Fees	$66,424

6360 - Legal Corporate	$715,947
6391 - Direct Subcontractors	$35,000
6392 - Direct Consultants	$(142,454)
6394 - Unallowable Legal Fees IP	$11,074

Total - 6300 - Professional Fees	$1,115,597
6400 - Travel and Entertainment
6410 - Airfare	$2,558
6420 - Ground Transportation	$936
6430 - Meals & Snack	$237
6440 - Lodging	$4,509
6494 - Direct Travel	$421

Total - 6400 - Travel and Entertainment	$8,661
6500 - Supplies and Materials
6520 - Lab Supplies	$41,400
6540 - Internal consumable	$2,625
6591 - Direct Materials	$152,522
6592 - Direct Equipment	$2,949
6593 - Other Direct Costs	$1,160

Total - 6500 - Supplies and Materials	$200,656
6600 - Office related expenses
6610 - Dues & Subscriptions	$462,822
6620 - Office Supplies	$661
6630 - Computer Supplies	$1,892
6650 - Taxes and Licenses	$(1,299)
6660 - Licenses, Permits & Fees	$26,346
6665 - Bank Charges	$7,522
6670 - General insurance	$285,815

Total - 6600 - Office related expenses	$783,759
6700 - Facility related expenses
6710 - Postage & Delivery	$90
6715 - Freight in	$3,978
6720 - Office Rent	$307,093
6730 - Utilities	$1,111
6740 - Telecommunication expense	$6,241
6750 - Repairs and Maintenance	$42,755

Total - 6700 - Facility related expenses	$361,267
6800 - Sales and Marketing expenses
6810 - Advertising/Promotional	$129,737
6820 - Demo	$8,945
6825 - Amazon Marketplace Fees	$105,885
6830 - Shopify Fees	$(3,355)

Total - 6800 - Sales and Marketing expenses	$241,212
6900 - Depreciation and Amortization
6910 - Depreciation	$540,035
6920 - Amortization	$43,158

Total - 6900 - Depreciation and Amortization	$583,193
6950 - Allocations
6960 - Office and facilities Allocations	$—
6970 - Overhead allocations	$(827,230)

Total - 6950 - Allocations	$(827,230)

Total - Expense	$4,217,161

Net Ordinary Income	$(7,314,217)
Other Income and Expenses
Other Income
8000 - Other Income
8010 - Interest Income	$16,437

Total - 8000 - Other Income	$16,437

Total - Other Income	$16,437
Other Expense
7080 - FX Realized Gain/Loss	$206
Rounding Gain/Loss	$(0)

Total - Other Expense	$206

Net Other Income	$16,231

Net Income	$(7,297,985)

Bank Account Book Balance

		Opening Balance 2/1/2023	Ending Balance 2/22/2023	Ending Balance 2/28/2023
SVB Analysis Checking	4899	$671,985.84	$927,107.87	$910,373.28
SVB Cash Sweep	5812	$7,106,867.51	$2,889,542.41	$1,880,625.56
Collateral MMA	7555	$400,000.00	$400,000.00	$400,000.00
Collateral MMA	7933	$743,250.00	$743,250.00	$743,250.00
Collateral MMA	1784	$1,200,000.00	$1,200,000.00	$1,200,000.00

		$10,122,103.35	$6,159,900.28	$5,134,248.84